UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 3, 2005

LivePerson, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Seventh Avenue, 21st Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 609-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 3, 2005, KPMG LLP notified the Audit Committee of the Board of Directors of LivePerson, Inc. that KPMG LLP declined to stand for re-election as independent auditor at LivePerson’s upcoming 2005 Annual Meeting of Stockholders. KPMG LLP informed the Audit Committee that the client-auditor relationship will cease upon completion of the audit of LivePerson’s financial statements as of and for the year ended December 31, 2004, and management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004, and the issuance of KPMG LLP’s reports thereon. KPMG LLP’s decision not to stand for re-election was approved by the Audit Committee.

LivePerson has requested proposals from auditing firms for its fiscal 2005 audit for consideration by the Audit Committee but has not yet named a successor independent auditor.

The audit reports of KPMG LLP on LivePerson’s consolidated financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report dated February 3, 2003 contained the following: “As discussed in Note 7, the Company adopted Statement of Financial Accounting Standards No. 142, ‘Goodwill and Other Intangible Assets’ effective January 1, 2002.” In connection with the audits for the fiscal years ended December 31, 2002 and 2003 and the subsequent interim period through February 8, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended December 31, 2002 and 2003 and the subsequent interim period through February 8, 2005, there have been no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

LivePerson provided KPMG LLP with a copy of this disclosure and requested that KPMG LLP furnish LivePerson with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of KPMG LLP’s letter dated February 9, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following documents are included as exhibits to this report:

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated February 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVEPERSON, INC.
(Registrant)
February 9, 2005	/s/ TIMOTHY E. BIXBY
Date	Timothy E. Bixby President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
        16.1    Letter of KPMG LLP to the Securities and Exchange Commission dated February 9, 2005.